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                                                                   Exhibit 99.1


                          CONSENT OF PROPOSED DIRECTOR

          I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of Cleveland Indians Baseball Company, Inc. (the "Company") and have agreed to serve as a director of the Company if elected.

April 3, 1998                             /s/ Edward G. Ptaszek, Jr.
                                           -----------------------------
                                              Edward G. Ptaszek, Jr.